UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2025

FLYWIRE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-40430	27-0690799
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

141 Tremont St #10
Boston, MA 02111
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 329-4524

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.0001 par value per share	FLYW	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 4, 2025, Flywire Corporation (“Flywire” or the “Company”) issued a press release (the “Press Release”) and is holding a conference call regarding its preliminary and unaudited financial results for the quarter ended September 30, 2025. The Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Various statements to be made during the conference call are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding Flywire’s future operating results and financial position, Flywire’s business strategy and plans, market growth, and Flywire’s objectives for future operations. Flywire intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. Important factors that could cause actual results to differ materially from those reflected in Flywire’s forward-looking statements include, among others, Flywire’s future financial performance, including its expectations regarding FX Neutral Revenue Less Ancillary Services growth, and Adjusted EBITDA margin growth and foreign exchange rates. Risks that may cause actual results to differ materially from these forward looking statements include, but are not limited to: Flywire’s ability to execute its business plan and effectively manage its growth; Flywire’s cross-border expansion plans and ability to expand internationally; anticipated trends, growth rates, and challenges in Flywire’s business and in the markets in which Flywire operates; the sufficiency of Flywire’s cash and cash equivalents to meet its liquidity needs; political, economic, foreign currency exchange rate, inflation, legal, social and health risks, that may affect Flywire’s business or the global economy; Flywire’s beliefs and objectives for future operations; Flywire’s ability to develop and protect its brand; Flywire’s ability to maintain and grow the payment volume that it processes; Flywire’s ability to further attract, retain, and expand its client base; Flywire’s ability to develop new solutions and services and bring them to market in a timely manner; Flywire’s expectations concerning relationships with third parties, including financial institutions and strategic partners; the effects of increased competition in Flywire’s markets and its ability to compete effectively; recent and future acquisitions or investments in complementary companies, products, services, or technologies; Flywire’s ability to enter new client verticals, including its relatively new business-to-business sector; Flywire’s expectations regarding anticipated technology needs and developments and its ability to address those needs and developments with its solutions; Flywire’s expectations regarding its ability to meet existing performance obligations and maintain the operability of its solutions; Flywire’s expectations regarding the effects of existing and developing laws and regulations, including with respect to payments and financial services, taxation, privacy and data protection; Flywire’s ability to adapt its business to changes in government policy regarding tariffs and immigration; economic and industry trends, including the risk of a global recession, projected growth, or trend analysis; the effects of global events and geopolitical conflicts, including without limitation the recent hostilities in Ukraine and involving Israel, Hamas and Iran; Flywire’s ability to adapt to recommended or implemented U.S. policy changes, in particular those that impact higher education, the desire for foreign students to study in the U.S., immigration and visa policy, and changes to regulatory agencies and depth of enforcement of regulations; Flywire’s ability to adapt to changes in U.S. federal income or other tax laws or the interpretation of tax laws, including the Inflation Reduction Act of 2022; and The One Big Beautiful Bill Act of 2025; Flywire’s ability to attract and retain qualified employees; Flywire’s ability to maintain, protect, and enhance its intellectual property; Flywire’s ability to maintain the security and availability of its solutions; the increased expenses associated with being a public company; the future market price of Flywire’s common stock; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Flywire’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 which are on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at https://www.sec.gov/. Additional factors may be described in those sections of Flywire’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, expected to be filed in the fourth quarter of 2025. The information conveyed on the conference call is provided only as of the date of the conference call, and Flywire undertakes no obligation to update any forward-looking statements presented during the conference call on account of new information, future events, or otherwise, except as required by law.

Item 7.01.	Regulation FD Disclosure.

On November 4, 2025, the Company provided an investor presentation that will be made available on the investor relations section of the Company’s website at https://ir.flywire.com/. The investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

This information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Flywire Corporation Press Release dated November 4, 2025.

99.2	Flywire Corporation Investor Presentation dated November 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLYWIRE CORPORATION

By:	/s/ Cosmin Pitigoi
Name:	Cosmin Pitigoi
Title:	Chief Financial Officer

Dated November 4, 2025